Other non-financial liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2026	Dec. 31, 2025
Other Non-Financial Liabilities [Line Items]
Compensation-related liabilities	$ 9,151	$ 10,484
of which: net defined benefit liability	686	710
Current tax liabilities	1,440	1,152
Deferred tax liabilities	440	471
VAT, withholding tax and other tax payables	1,220	1,040
Deferred income	580	683
Other	177	140
Total other non-financial liabilities	$ 13,008	$ 13,970